UBS Money Series

Prospectus Supplement

Supplement to the Prospectus dated August 26, 2016, as supplemented

Includes:

•	UBS Select Prime Preferred Fund
•	UBS Select Government Preferred Fund

December 28, 2016

Dear Investor:

The purpose of this supplement is to update certain information contained in the Prospectus for each of the above named funds (each, a “fund”).

First, this supplement updates certain information contained in the Prospectus for UBS Select Prime Preferred Fund. Effective January 17, 2017, the fund will be permitted to invest in municipal securities without limitation. Currently, the fund may invest up to 5% of its net assets in such investments, which have more recently become more attractive because of market changes. The fund is not expected to be able to “pass through” the tax-exempt nature of interest from such investments; however, they may be more attractive relative to other potential fund investments even without taking such tax advantage into account. Additionally, this supplement updates certain information contained in the Prospectus regarding a voluntary fee waiver for the fund.

Second, this supplement updates certain information contained in the Prospectus regarding a voluntary fee waiver for UBS Select Government Preferred Fund.

The Prospectus is hereby supplemented as shown below.

I. UBS Select Prime Preferred Fund

Effective January 17, 2017, the section captioned “Fund summary” and sub-captioned “Principal strategies—Principal investments” is revised by replacing all of the last two sentences of the first paragraph of that section with the following:

The fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers. These may include:

•	short-term obligations of the US government and its agencies and instrumentalities;

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•	repurchase agreements;

•	obligations of issuers in the financial services group of industries;

•	commercial paper, other corporate obligations and asset-backed securities; and

•	municipal money market instruments.

Effective January 17, 2017, the section captioned “Fund summary” and sub-captioned “Principal strategies—Principal risks” is revised by inserting the following as the last paragraph of that section:

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund’s net asset value and/or the distributions paid by the fund. Municipalities continue to experience difficulties in the current economic and political environment.

Effective January 17, 2017, the section captioned “More information about the funds” and sub-captioned “Additional information about investment strategies” is revised by replacing all of the first paragraph of that section with the following:

UBS Select Prime Preferred Fund seeks to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments of governmental and private issuers, which may include short-term obligations of the US government and its instrumentalities; repurchase agreements; obligations of issuers in the financial services group of industries; commercial paper, other corporate obligations and asset-backed securities; and municipal money market instruments.

Effective January 17, 2017, the section captioned “More information about the funds” and sub-captioned “Additional information about principal risks” is revised by inserting the following as the last paragraph of that section:

Municipal securities risk (UBS Select Prime Preferred Fund). Municipal securities are subject to interest rate, credit, illiquidity, market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer’s ability to raise revenues through tax or other means, the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of recent periods of economic stress. In addition, the municipal securities market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal security interest. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable securities. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal security obligations. These events can cause the value of the municipal securities held by the fund to fall. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities purchased by money market funds. Problems encountered by such third-parties (such as issues negatively impacting a municipal security insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow.

Effective January 17, 2017, the section captioned “Dividends and taxes” and sub-captioned “Taxes” is revised by replacing the first paragraph of that section with the following:

The dividends that you receive from the funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash, and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock. Dividends paid by UBS Select Prime Preferred Fund are also not expected to qualify as “exempt-interest dividends,” and will not be excludable from gross income by its shareholders, because the fund is not expected to invest at least 50% of the value of its total assets in securities the interest on which is excludable from gross income.

Effective January 1, 2017, UBS Asset Management (Americas) Inc. (“UBS AM”) will continue to voluntarily waive 0.06% of its management fee (imposed at the related master fund level) and 0.04% of its administrative fees (imposed at the feeder fund level) until January 31, 2017 in order to continue to voluntarily reduce the fund’s expenses by 0.10% until January 31, 2017.

These voluntary fee waivers are in addition to the pre-existing contractual fee waiver arrangements that cap the fund’s ordinary operating expense ratio at 0.14% through August 31, 2017; the contractual cap is not being increased. The aggregate impact of both the voluntary fee waivers and the contractual fee waiver is to reduce the fund’s ordinary operating expense ratio to 0.04% until January 31, 2017. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

The management fees and the administrative fees are referred to collectively as “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectus.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

II. UBS Select Government Preferred Fund

Effective from January 1, 2017 through January 31, 2017, UBS AM will voluntarily waive 0.02% of its management fee (imposed at the related master fund level) and 0.04% of its administrative fees (imposed at the feeder fund level) in order to voluntarily reduce the fund’s expenses by 0.06%.

These voluntary fee waivers are in addition to the pre-existing contractual fee waiver arrangements that cap the fund’s ordinary operating expense ratio at 0.14% through August 31, 2017; the contractual cap is not being increased. The aggregate impact of both the voluntary fee waivers and the contractual fee waiver is to reduce the fund’s ordinary operating expense ratio to 0.08% for the period between January 1, 2017 and January 31, 2017. A description of the current contractual expense limitation arrangements may be found in the fee table included in the “Fund summary” at the front of the Prospectus.

The management fees and the administrative fees are referred to collectively as “Management fees” in the fee table included in the “Fund summary” at the front of the Prospectus.

UBS AM may further voluntarily waive fees and/or reimburse expenses from time to time. For example, UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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